Exhibit 99.3

DEVON ENERGY CORPORATION

FINANCIAL AND OPERATIONAL INFORMATION

PRODUCTION NET OF ROYALTIES

	Quarter Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Oil and bitumen (MBbls/d)
New Devon	142	126	140	119
U.S. divest assets	3	10	3	10
Canada - discontinued operations	96	109	105	119

Total	241	245	248	248

Natural gas liquids (MBbls/d)
New Devon	82	68	78	62
U.S. divest assets	30	41	30	41

Total	112	109	108	103

Gas (MMcf/d)
New Devon	575	513	578	503
U.S. divest assets	423	603	431	637
Canada - discontinued operations	4	12	4	12

Total	1,002	1,128	1,013	1,152

Total oil equivalent (MBoe/d)
New Devon	321	279	314	264
U.S. divest assets	103	151	105	158
Canada - discontinued operations	97	111	105	121

Total	521	541	524	543

DEVON ENERGY CORPORATION

FINANCIAL AND OPERATIONAL INFORMATION

PRODUCTION TREND

	2018			2019
	Quarter 2	Quarter 3	Quarter 4	Quarter 1	Quarter 2
Oil and bitumen (MBbls/d)
Delaware Basin	45	44	45	60	67
STACK	34	29	31	32	31
Powder River Basin	13	15	13	15	15
Eagle Ford	28	31	30	25	23
Other	6	5	6	6	6

New Devon	126	124	125	138	142
U.S. divest assets	10	9	8	4	3
Canada - discontinued operations	109	102	120	112	96

Total	245	235	253	254	241

Natural gas liquids (MBbls/d)
Delaware Basin	15	19	18	23	27
STACK	37	40	37	35	40
Powder River Basin	1	2	2	2	2
Eagle Ford	13	15	15	12	12
Other	2	1	1	1	1

New Devon	68	77	73	73	82
U.S. divest assets	41	36	32	31	30

Total	109	113	105	104	112

Gas (MMcf/d)
Delaware Basin	94	103	127	146	158
STACK	329	337	343	333	313
Powder River Basin	13	18	20	18	22
Eagle Ford	74	84	95	83	81
Other	3	2	2	1	1

New Devon	513	544	587	581	575
U.S. divest assets	603	491	457	439	423
Canada - discontinued operations	12	11	6	4	4

Total	1,128	1,046	1,050	1,024	1,002

Total oil equivalent (MBoe/d)
Delaware Basin	76	79	84	107	120
STACK	125	126	126	123	124
Powder River Basin	16	19	18	21	21
Eagle Ford	54	60	61	50	49
Other	8	7	6	7	7

New Devon	279	291	295	308	321
U.S. divest assets	151	127	116	108	103
Canada - discontinued operations	111	104	121	113	97

Total	541	522	532	529	521

DEVON ENERGY CORPORATION

FINANCIAL AND OPERATIONAL INFORMATION

BENCHMARK PRICES

(average prices)	Quarter 2		June YTD
	2019	2018	2019	2018
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$59.85	$67.83	$57.36	$65.38
Natural Gas ($/Mcf) - Henry Hub	$2.64	$2.80	$2.90	$2.90

REALIZED PRICES

	Quarter Ended June 30, 2019
	Oil	NGL	Gas	Total
	(Per Bbl)	(Per Bbl)	(Per Mcf)	(Per Boe)
Realized price without hedges	$57.09	$14.79	$1.61	$27.24
Cash settlements	$(0.41)	$1.03	$0.20	$0.60

Realized price, including cash settlements	$56.68	$15.82	$1.81	$27.84

	Quarter Ended June 30, 2018
	Oil	NGL	Gas	Total
	(Per Bbl)	(Per Bbl)	(Per Mcf)	(Per Boe)
Realized price without hedges	$65.41	$24.10	$2.03	$31.97
Cash settlements	$(11.43)	$(1.66)	$0.13	$(3.67)

Realized price, including cash settlements	$53.98	$22.44	$2.16	$28.30

	Six Months Ended June 30, 2019
	Oil	NGL	Gas	Total
	(Per Bbl)	(Per Bbl)	(Per Mcf)	(Per Boe)
Realized price without hedges	$54.50	$16.62	$2.08	$27.90
Cash settlements	$1.58	$0.77	$0.01	$0.76

Realized price, including cash settlements	$56.08	$17.39	$2.09	$28.66

	Six Months Ended June 30, 2018
	Oil	NGL	Gas	Total
	(Per Bbl)	(Per Bbl)	(Per Mcf)	(Per Boe)
Realized price without hedges	$63.71	$23.38	$2.23	$31.20
Cash settlements	$(10.32)	$(1.13)	$0.16	$(3.01)

Realized price, including cash settlements	$53.39	$22.25	$2.39	$28.19

DEVON ENERGY CORPORATION

FINANCIAL AND OPERATIONAL INFORMATION

CONSOLIDATED STATEMENTS OF EARNINGS

(in millions, except per share amounts)	Quarter Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Upstream revenues	$1,191	$766	$1,654	$1,783
Marketing revenues	730	1,156	1,495	2,018

Total revenues	1,921	1,922	3,149	3,801

Production expenses	371	406	736	801
Exploration expenses	7	62	11	83
Marketing expenses	713	1,149	1,463	2,015
Depreciation, depletion and amortization	394	342	774	647
Asset impairments	—	154	—	154
Asset dispositions	(1)	23	(45)	11
General and administrative expenses	114	135	249	310
Financing costs, net	66	64	126	453
Restructuring and transaction costs	12	85	63	85
Other expenses	8	(15)	(9)	(64)

Total expenses	1,684	2,405	3,368	4,495

Earnings (loss) from continuing operations before income taxes	237	(483)	(219)	(694)
Income tax expense (benefit)	71	13	(39)	10

Net earnings (loss) from continuing operations	166	(496)	(180)	(704)
Net earnings from discontinued operations, net of income tax expense	329	161	358	216

Net earnings (loss)	495	(335)	178	(488)
Net earnings attributable to noncontrolling interests	—	90	—	134

Net earnings (loss) attributable to Devon	$495	$(425)	$178	$(622)

Basic net earnings (loss) per share:
Basic earnings (loss) from continuing operations per share	$0.40	$(0.97)	$(0.43)	$(1.36)
Basic earnings from discontinued operations per share	0.80	0.14	0.85	0.16

Basic net earnings (loss) per share	$1.20	$(0.83)	$0.42	$(1.20)

Diluted net earnings (loss) per share:
Diluted earnings (loss) from continuing operations per share	$0.40	$(0.97)	$(0.43)	$(1.36)
Diluted earnings from discontinued operations per share	0.79	0.14	0.85	0.16

Diluted net earnings (loss) per share	$1.19	$(0.83)	$0.42	$(1.20)

Weighted average common shares outstanding:
Basic	415	521	425	524
Diluted	417	521	425	524

UPSTREAM REVENUES

(in millions)	Quarter Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Oil, gas and NGL sales	$1,051	$1,253	$2,119	$2,383
Derivative cash settlements	23	(144)	57	(229)
Derivative valuation changes	117	(343)	(522)	(371)

Upstream revenues	$1,191	$766	$1,654	$1,783

PRODUCTION EXPENSES

(in millions)	Quarter Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Lease operating expense	$133	$154	$265	$302
Gathering, processing & transportation	161	180	320	362
Production taxes	66	64	130	121
Property taxes	11	8	21	16

Production expenses	$371	$406	$736	$801

DEVON ENERGY CORPORATION

FINANCIAL AND OPERATIONAL INFORMATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)	Quarter Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Cash flows from operating activities:
Net earnings (loss)	$495	$(335)	$178	$(488)
Adjustments to reconcile net earnings (loss) to net cash from operating activities:
Net earnings from discontinued operations, net of income tax expense	(329)	(161)	(358)	(216)
Depreciation, depletion and amortization	394	342	774	647
Asset impairments	—	154	—	154
Leasehold impairments	1	53	2	61
Accretion on discounted liabilities	10	9	20	18
Total (gains) losses on commodity derivatives	(140)	487	465	600
Cash settlements on commodity derivatives	23	(144)	54	(229)
(Gains) losses on asset dispositions	(1)	23	(45)	11
Deferred income tax expense (benefit)	69	—	(38)	(4)
Share-based compensation	23	53	69	87
Early retirement of debt	—	—	—	312
Other	2	(20)	(12)	(65)
Changes in assets and liabilities, net	(59)	65	(143)	71

Net cash from operating activities - continuing operations	488	526	966	959
Net cash from operating activities - discontinued operations	135	(21)	33	350

Net cash from operating activities - total	623	505	999	1,309

Cash flows from investing activities:
Capital expenditures	(494)	(543)	(996)	(1,105)
Acquisitions of property and equipment	(13)	(10)	(23)	(16)
Divestitures of property and equipment	28	560	339	607

Net cash from investing activities - continuing operations	(479)	7	(680)	(514)
Net cash from investing activities - discontinued operations	2,544	(281)	2,497	(550)

Net cash from investing activities - total	2,065	(274)	1,817	(1,064)

Cash flows from financing activities:
Repayments of long-term debt principal	—	—	(162)	(807)
Early retirement of debt	—	—	—	(304)
Repurchases of common stock	(187)	(428)	(1,185)	(499)
Dividends paid on common stock	(37)	(42)	(71)	(74)
Shares exchanged for tax withholdings	(3)	(6)	(22)	(35)

Net cash from financing activities - continuing operations	(227)	(476)	(1,440)	(1,719)
Net cash from financing activities - discontinued operations	—	73	(8)	103

Net cash from financing activities - total	(227)	(403)	(1,448)	(1,616)

Effect of exchange rate changes on cash - discontinued operations	37	227	39	212

Net change in cash, cash equivalents and restricted cash	2,498	55	1,407	(1,159)
Cash, cash equivalents and restricted cash at beginning of period	1,355	1,470	2,446	2,684

Cash, cash equivalents and restricted cash at end of period	$3,853	$1,525	$3,853	$1,525

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$3,470	$1,460	$3,470	$1,460
Cash restricted for discontinued operations	370	—	370	—
Restricted cash included in other current assets	13	28	13	28
Cash and cash equivalents included in current assets associated with discontinued operations	—	37	—	37

Total cash, cash equivalents and restricted cash	$3,853	$1,525	$3,853	$1,525

DEVON ENERGY CORPORATION

FINANCIAL AND OPERATIONAL INFORMATION

CONSOLIDATED BALANCE SHEETS

(in millions)	June 30,	December 31,
	2019	2018
Current assets:
Cash and cash equivalents	$3,470	$2,414
Cash restricted for discontinued operations	370	—
Accounts receivable	842	855
Current assets associated with discontinued operations	131	283
Other current assets	354	885

Total current assets	5,167	4,437
Oil and gas property and equipment, based on successful efforts accounting, net	8,987	8,982
Other property and equipment, net	1,050	1,044

Total property and equipment, net	10,037	10,026
Goodwill	841	841
Right-of-use assets	273	—
Other long-term assets	232	276
Long-term assets associated with discontinued operations	99	3,986

Total assets	$16,649	$19,566

Current liabilities:
Accounts payable	$522	$563
Revenues and royalties payable	772	832
Short-term debt	—	162
Current liabilities associated with discontinued operations	1,894	338
Other current liabilities	279	331

Total current liabilities	3,467	2,226

Long-term debt	4,294	4,292
Lease liabilities	263	—
Asset retirement obligations	528	606
Other long-term liabilities	431	442
Long-term liabilities associated with discontinued operations	189	2,285
Deferred income taxes	483	529
Stockholders’ equity:
Common stock	41	45
Additional paid-in capital	3,352	4,486
Retained earnings	3,738	3,650
Accumulated other comprehensive earnings (loss)	(117)	1,027
Treasury stock, at cost, 0.7 million and 1.0 million shares in 2019 and 2018, respectively	(20)	(22)

Total stockholders’ equity	6,994	9,186

Total liabilities and stockholders’ equity	$16,649	$19,566

Common shares outstanding	410	450

CAPITAL EXPENDITURES

(in millions)	Quarter Ended	Six Months Ended
	June 30, 2019	June 30, 2019
New Devon upstream capital	$478	$935
Divest assets upstream capital	16	26
Land and other acquisitions	14	21

Exploration and production (E&P) capital	508	982
Other	22	29

Total continuing operations	$530	$1,011

Total discontinued operations	$51	$100

DEVON ENERGY CORPORATION

FINANCIAL AND OPERATIONAL INFORMATION

NON-GAAP FINANCIAL MEASURES

This press release includes non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in this press release, including reconciliations to their most directly comparable GAAP measure.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings and core earnings per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on second-quarter 2019 earnings.

(in millions, except per share amounts)	Quarter Ended June 30, 2019
	Before-tax	After-tax	Per Diluted Share
Continuing Operations
Net earnings (GAAP)	$237	$166	$0.40
Adjustments:
Asset dispositions	(1)	(1)	(0.00)
Asset and exploration impairments	2	2	0.00
Deferred tax asset valuation allowance	—	11	0.03
Fair value changes in financial instruments	(117)	(91)	(0.22)
Restructuring and transaction costs	12	10	0.02

Core earnings (Non-GAAP)	$133	$97	$0.23

Discontinued Operations
Net earnings (GAAP)	$44	$329	$0.79
Adjustments:
Gain on sale of Canadian operations	(189)	(460)	(1.12)
Asset and exploration impairments	37	27	0.07
Deferred tax asset valuation allowance	—	32	0.08
Fair value changes in financial instruments and foreign currency	(20)	(17)	(0.04)
Restructuring and transaction costs	236	172	0.42

Core earnings (Non-GAAP)	$108	$83	$0.20

Total
Net earnings (GAAP)	$281	$495	$1.19
Adjustments:
Continuing Operations	(104)	(69)	(0.17)
Discontinued Operations	64	(246)	(0.59)

Core earnings (Non-GAAP)	$241	$180	$0.43

DEVON ENERGY CORPORATION

FINANCIAL AND OPERATIONAL INFORMATION

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings from continuing operations before income tax expense; financing costs, net; exploration expenses; depreciation, depletion and amortization; asset impairments; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; restructuring and transaction costs; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies and should be considered in conjunction with net earnings from continuing operations.

(in millions)
	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Trailing 12 months
Net earnings (loss) from continuing operations (GAAP)	$156	$1,442	$(346)	$166	$1,418
Financing costs, net	68	59	60	66	253
Income tax expense (benefit)	(171)	441	(110)	71	231
Exploration expenses	22	24	4	7	57
Depreciation, depletion and amortization	342	339	380	394	1,455
Asset impairments	2	—	—	—	2
Asset dispositions	(6)	(268)	(44)	(1)	(319)
Share-based compensation	23	23	23	21	90
Derivative and financial instrument non-cash valuation changes	200	(1,447)	638	(117)	(726)
Restructuring and transaction costs	6	6	51	12	75
Accretion on discounted liabilities and other	(6)	30	(16)	8	16

EBITDAX (Non-GAAP)	$636	$649	$640	$627	$2,552

NET DEBT

Devon defines net debt as debt less cash, cash equivalents and cash restricted for discontinued operations. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

(in millions)
June 30, 2019
Debt - continuing operations (GAAP)	$4,294
Debt classified as current liabilities associated with discontinued operations	1,494

Total debt	5,788

Cash and cash equivalents	(3,470)
Cash restricted for discontinued operations	(370)

Total cash	(3,840)

Net debt (Non-GAAP)	$1,948

FREE CASH FLOW

Devon defines free cash flow as total operating cash flow less capital expenditures and acquisitions. Devon believes that free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities.

(in millions)
Quarter Ended June 30, 2019
Total operating cash flow (GAAP)	$623
Less capital expenditures and acquisitions:
Capital expenditures - continuing operations	(494)
Capital expenditures - discontinued operations	(57)
Acquisitions - continuing operations	(13)

Free cash flow (Non-GAAP)	$59

SUPPLEMENTAL INFORMATION

The following table presents the amounts reported in the consolidated comprehensive statements of earnings as discontinued operations.

STATEMENTS OF EARNINGS - DISCONTINUED OPERATIONS

(in millions)
	Three Months Ended	Six Months Ended
	June 30, 2019
Upstream revenues	$388	$635
Marketing revenues	12	38

Total revenues	400	673

Production expenses	153	294
Exploration expenses	4	13
Marketing expenses	9	18
Depreciation, depletion and amortization	49	128
Asset impairments	37	37
Asset dispositions	(189)	(189)
General and administrative expenses	13	31
Financing costs, net	13	26
Restructuring and transaction costs	236	239
Other expenses	31	3

Total expenses	356	600

Earnings from discontinued operations before income taxes	44	73
Income tax benefit	(285)	(285)

Net earnings from discontinued operations, net of tax	$329	$358

DEVON ENERGY CORPORATION

FORWARD LOOKING GUIDANCE

PRODUCTION GUIDANCE

	Quarter 3		Full Year
	Low	High	Low	High
Oil (MBbls/d)
New Devon	141	147	143	146
U.S. divest assets	2	4	2	4

Total	143	151	145	150

Natural gas liquids (MBbls/d)
New Devon	75	80	76	81
U.S. divest assets	26	32	26	31

Total	101	112	102	112

Gas (MMcf/d)
New Devon	540	580	560	590
U.S. divest assets	400	430	400	440

Total	940	1,010	960	1,030

Total oil equivalent (MBoe/d)
New Devon	306	323	312	325
U.S. divest assets	95	108	95	108

Total	401	431	407	433

PRICE REALIZATIONS GUIDANCE

	Quarter 3		Full Year
	Low	High	Low	High
Oil - % of WTI	90%	100%	90%	100%
NGL - realized price	$12.00	$16.00	$13.00	$17.00
Natural gas - % of Henry Hub	50%	60%	65%	70%

OTHER GUIDANCE ITEMS

	Quarter 3		Full Year
($ millions, except Boe and %)	Low	High	Low	High
Marketing & midstream operating profit	$5	$15	$40	$50
LOE & GP&T per BOE	$7.50	$7.75	$7.50	$7.75
Production & property tax	$70	$90	$300	$350
Exploration expenses	$5	$10	$20	$30
Depreciation, depletion and amortization	$370	$410	$1,550	$1,600
General & administrative expenses	$105	$115	$450	$490
Financing costs, net	$60	$70	$250	$270
Other expenses	$10	$20	$40	$50
Current income tax rate	0%	0%	0%	0%
Deferred income tax rate	20%	25%	20%	25%

Total income tax rate	20%	25%	20%	25%

CAPITAL EXPENDITURES GUIDANCE

	Quarter 3		Full Year
(in millions)	Low	High	Low	High
New Devon upstream capital	$450	$550	$1,800	$1,900
Divest assets upstream capital (assumes full year)	5	15	40	50
Corporate	5	10	40	50

Devon capital expenditures	$460	$575	$1,880	$2,000

DEVON ENERGY CORPORATION

FORWARD LOOKING GUIDANCE

Oil Commodity Hedges

	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q3-Q4 2019	41,100	$60.76	79,750	$54.89	$64.92

	Three-Way Price Collars
Period	Volume (Bbls/d)	Weighted Average Floor Sold Price ($/Bbl)	Weighted Average Floor Purchased Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q3-Q4 2019	5,000	$50.00	$63.00	$74.80

Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q3-Q4 2019	Midland Sweet	28,000	$(0.46)
Q3-Q4 2019	Argus LLS	7,500	$5.18
Q3-Q4 2019	Argus MEH	26,000	$3.33
Q3-Q4 2019	NYMEX Roll	38,000	$0.45
Q3-Q4 2019	Western Canadian Select	12,469	$(20.03)

Natural Gas Commodity Hedges - Henry Hub

	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q3-Q4 2019	257,800	$2.80	200,500	$2.63	$3.02

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q3-Q4 2019	Panhandle Eastern Pipe Line	20,000	$(0.56)
Q3-Q4 2019	El Paso Natural Gas	130,000	$(1.46)
Q3-Q4 2019	Houston Ship Channel	162,500	$0.01

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC first of the month Henry Hub index. Commodity hedge positions are shown as of July 26, 2019.